UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 11, 2015

Target Corporation

(Exact name of registrant as specified in its charter)

Minnesota	1-6049	41-0215170
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Nicollet Mall, Minneapolis, Minnesota 55403

(Address of principal executive offices, including zip code)

(612) 304-6073

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 11, 2015, the Board of Directors of Target Corporation elected Melanie Healey as a director.

Ms. Healey was Group President and Advisor to the Chairman and Chief Executive Officer of The Procter & Gamble Company from January 2015 to July 2015, and served as Group President, North America, of The Procter & Gamble Company from January 2009 to December 2014.

The Board has not made a determination regarding any committee assignments for Ms. Healey.

Ms. Healey received a one-time grant of RSUs with a $50,000 grant date fair value and will receive the annual compensation we provide to non-employee directors described in our most recent proxy statement under the heading “Director Compensation.”

A copy of the News Release announcing this change to the Board of Directors is attached hereto as Exhibit (99).

Item 5.03.             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 11, 2015, the Board of Directors of Target Corporation amended and restated Target’s Bylaws (the “Restated Bylaws”) to implement a proxy access bylaw. Section 2.10 of the Restated Bylaws permits a shareholder, or a group of up to 20 shareholders, owning 3% or more of Target’s outstanding stock continuously for at least three years, to nominate and include in Target’s proxy materials director nominees constituting up to the greater of 20% of the Board of Directors or at least two directors, provided that such shareholder(s) and nominee(s) satisfy the requirements set forth in the Restated Bylaws. The Restated Bylaws also make certain clarifications and updates to Sections 1.07, 2.09 and 2.11 to accommodate the proxy access bylaw.

The foregoing summary is qualified in its entirety by reference to the full text of the Restated Bylaws, a copy of which is filed as Exhibit (3)A hereto and incorporated herein by reference.

Item 9.01.             Financial Statements and Exhibits.

(d)           Exhibits.

(3)A                        Bylaws (as amended through November 11, 2015).

(99)                          Target Corporation’s News Release dated November 11, 2015 relating to a Change to the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARGET CORPORATION

Date: November 12, 2015	/s/ Timothy R. Baer
Timothy R. Baer
Executive Vice President, Chief Legal Officer
and Corporate Secretary

EXHIBIT INDEX

Exhibit	Description	Method of Filing

(3)A	Bylaws (as amended through November 11, 2015).	Filed Electronically

(99)	Target Corporation’s News Release dated November 11, 2015 relating to a Change to the Board of Directors.	Filed Electronically